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                 MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.

                     CALIFORNIA INTERMEDIATE MUNICIPAL FUND

                    SUPPLEMENT DATED JANUARY 6, 1997 TO THE
                         PROSPECTUS DATED MAY 31, 1996

     The second paragraph under the section "Investment Adviser and Sub-Adviser" on page 10 of the prospectus is deleted and replaced with the following:

          The California Intermediate Municipal Fund's portfolio manager, Kevin Klingert, is the person primarily responsible for the day-to-day management of the Fund's investments. Mr. Klingert has been with PIMC and has been the Fund's manager since January 6, 1997. Since 1991 he has been a portfolio manager at BlackRock Financial Management, Inc. ("BlackRock"). Prior to joining BlackRock, Mr. Klingert was an Assistant Vice President of Merrill, Lynch, Pierce, Fenner & Smith.

PIF-SP-018